Pension Expense (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Components of net periodic benefit cost
Service cost	$ 294	$ 356
Interest cost	139	172
Expected return on assets	(331)	(258)
Amortization of prior service cost and net loss	(89)	15
Amortization of net loss	30	153
Net periodic benefit cost	$ 43	$ 438